LEGG MASON PARTNERS VARIABLE EQUITY TRUST

SUPPLEMENT DATED MARCH 1, 2011

TO SUMMARY PROSPECTUS DATED APRIL 30, 2010 OF

LEGG MASON GLOBAL CURRENTS VARIABLE INTERNATIONAL ALL

CAP OPPORTUNITY PORTFOLIO

SUPPLEMENT DATED MARCH 1, 2011

TO PROSPECTUS DATED APRIL 30, 2010 OF

LEGG MASON GLOBAL CURRENTS VARIABLE INTERNATIONAL ALL

CAP OPPORTUNITY PORTFOLIO

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated April 30, 2010, as supplemented on May 21, 2010, February 2, 2011 and March 1, 2011, and as may be amended or further supplemented, the fund’s statement of additional information, dated April 30, 2010, as supplemented on May 21, 2010, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 31, 2009, are incorporated by reference into this Summary Prospectus.

The following text replaces the section of the fund’s Summary Prospectus titled “Management”:

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Global Currents Investment Management, LLC (“GCIM”)

Portfolio managers: Paul D. Ehrlichman, Sean M. Bogda, CFA, Safa R. Muhtaseb, CFA and Elisa Mazen. Mr. Ehrlichmann (a managing director and head of global equity of GCIM), Mr. Bogda (a managing director of GCIM) and Mr. Muhtaseb (a managing director of GCIM) have been portfolio managers for the fund since December 2006. Ms. Mazen (a managing director of GCIM) has been a portfolio manager for the fund since August 2008.

The following text replaces the section of the fund’s Prospectus titled “Management”:

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Global Currents Investment Management, LLC (“GCIM”)

Portfolio managers: Paul D. Ehrlichman, Sean M. Bogda, CFA, Safa R. Muhtaseb, CFA and Elisa Mazen. Mr. Ehrlichmann (a managing director and head of global equity of GCIM), Mr. Bogda (a managing director of GCIM) and Mr. Muhtaseb (a managing director of GCIM) have been portfolio managers for the fund since December 2006. Ms. Mazen (a managing director of GCIM) has been a portfolio manager for the fund since August 2008.

The following text replaces the section of the Fund’s Prospectus titled “More on fund management – Portfolio managers”:

Portfolio managers

Paul D. Ehrlichman, Sean M. Bogda, CFA, and Safa R. Muhtaseb, CFA, have managed the fund’s portfolio since December 2006. Elisa Mazen has managed the fund’s portfolio since August 2008.

Mr. Ehrlichman is a managing director and head of global equity of GCIM. Prior to July 2008, he served as Global Equity CIO at Brandywine Global Investment Management (“Brandywine”), the fund’s former subadviser, where he managed the international and global value equity team, originally joining Brandywine in 1988. Mr. Erhlichman has 28 years of investment experience. He earned a B.S. degree in Finance and Quantitative Analysis from La Salle University, graduating cum laude.

Mr. Bogda is a managing director of GCIM and a portfolio manager on the International and Global Value Equity team at GCIM. He is responsible for covering the energy, industrials and consumer discretionary sectors. Mr. Bogda was previously with Brandywine as a global equity portfolio manager (1993-2008). He is a CFA Charterholder and earned a B.S. in Finance from the University of Colorado, graduating cum laude.

Mr. Muhtaseb is a managing director at GCIM and a portfolio manager on the International and Global Value Equity team at GCIM. He is responsible for contributions to research of investments across countries and sectors and general and stock recommendations for the firm’s equity strategies. Mr. Muhtaseb was previously with Brandywine as a global equity portfolio manager (2004-2008), bringing with him over 20 years of industry experience. He was also with Goldman Sachs Asset Management as a senior portfolio manager for global and international products (2001-2004). Mr. Muhtaseb is a CFA Charterholder, earned an M.B.A. in Finance from the University of Tennessee and graduated cum laude with a B.S. in Business Administration from Old Dominion University.

Ms. Mazen is a managing director and portfolio manager with the International and Global Value Equity team at GCIM. As a member of the investment team, Ms. Mazen is responsible for covering the consumer sectors in addition to her role as a global portfolio manager. Ms. Mazen was previously at Oppenheimer Capital, where she was a managing director and head of international and global equity investments for 8 years. Prior to Oppenheimer, she was a portfolio manager at Clemente Capital Inc., managing public pension fund assets. She began her career at Mitchell Hutchins Asset Management, now a subsidiary of UBS, in the high yield investments area. Ms. Mazen received her B.A. in Economics and Finance from Douglass College, Rutgers University and serves as a member of the Douglass College Investment Committee.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

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